March 27, 2007

Emerging Growth Institutional Investor Forum

Sidoti & Co., LLC

This presentation may contain, in addition to historical information, various
“forward-looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community’s actual operating results and financial position to differ materially from those projected in the forward-looking statements.  Such forward-looking statements can be identified by the use of forward looking terminology, such as “may,” “will,”
“expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology.  We caution that any such forward-
looking statements are further qualified by important factors that could cause
Southern Community’s actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements.
We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Forward Looking Statements

Common Stock: SCMF

www.smallenoughtocare.com

Started November 18, 1996

State chartered, Fed member and report to the SEC

SCFC operates 22 banking offices in 9 NC counties

Recently expanded into Raleigh & Asheville, NC

New banking office in Mooresville, NC (Charlotte) opened in

  August 2006

VCS Management, LLC

Small business investment company

Corporate Profile

Common Stock: SCMF

www.smallenoughtocare.com

Competitive & driven for the long term

Our people: Strong, entrepreneurial management team;

    committed employees

Have built the infrastructure & capacity to support significant growth

Strength of our commercial banking and construction team

Diverse, full-service financial institution; positioned to compete

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Full service retail and commercial banking

Full service construction lending division

Mezzanine financing

Mortgage division

Asset management, brokerage, trust

Tax-free exchange

Cash management/online services

Lock box

Courier

Southern Community Services

Common Stock: SCMF

www.smallenoughtocare.com

Inside ownership (12.4% as of 12/31/06)

Well capitalized, 136.2MM in equity, over 17.4MM shares

    outstanding, market cap of 169.98MM

Strength of credit administration & regulatory compliance

Strong credit culture/fundamentals

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Lend to established businesses with historical cash flow

Independent loan review

NPAs are 0.25% of total assets (as of 12/31/06)

$13.0 million in ALLL, 1.26% of loans, 4.95x coverage of NPLs

    (as of 12/31/06)

Asset Quality And Reserves

Common Stock: SCMF

www.smallenoughtocare.com

Long term focus to build a solid, competitive, high performance institution

3rd largest Community Bank in NC – Consolidation opportunities

Deposit share – #3 in Forsyth County

                                                               #5 in Triad (Greensboro/High Point/Winston-Salem)

Positioned in four of the top five markets in fast-growing NC

NC is #1 in migration growth, #6 in retiree growth in US

Year over year deposit growth 8.8%; non-maturity deposit growth

   17.8%; loan growth 18.9% (since 9/30/05 non-maturity deposits have increased 33%)

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

One of only 8 community banks in NC offering trust services

Strong reputation for service and community involvement

    (97% customer approval rating)

Our culture: High-service standards and focus – Heart for Service

Most experienced, competitive and deepest commercial/

    construction departments in NC

Vertically integrated commercial bank

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Commercial Bank

Offer any type of business loan

Full cash management services

Small business banking

Commercial Finance

Asset-based lending

Receivables purchasing & financing

Operate full-service lock box

Small Business Investment Corporation

Venture capital – Mezzanine financing

Subordinated debt with warrants

Network/liaison to public markets

Best Commercial Bank In NC

Common Stock: SCMF

www.smallenoughtocare.com

Small & medium sized businesses

Owners

Managers

Professionals

Residential builders/developers – over $200 million outstanding

Retail customers

Target Markets

Common Stock: SCMF

www.smallenoughtocare.com

BUNCOMBE
WAKE
SURRY
STOKES
ROCKINGHAM
YADKIN
FORSYTH
GUILFORD
IREDELL

Southern Community
FINANCIAL CORPORATION

CHARLOTTE

WINSTON -SALEM

Headquarters

GREENSBORO

HIGH POINT

RALEIGH

MOORESVILLE

Branch Network

Common Stock: SCMF

www.smallenoughtocare.com

ASHEVILLE

Population Projections By Market

Common Stock: SCMF

www.smallenoughtocare.com

Entire US: 28.9%

State of NC: 51.9%

COUNTY

2000

2030

Growth %

2000 to

2030

Alamance

130,794

194,787

48.93%

Buncombe

(Asheville)

206,766

278,494

34.69%

Davidson

147,246

197,877

34.39%

Forsyth

(Winston-Salem)

306,067

427,292

39.61%

Guilford

(Greensboro)

421,408

588,886

39.86%

Iredell

122,660

223,818

82.47%

Mecklenburg

(Charlotte)

695,370

1,296,741

86.48%

Rockingham

91,928

98,708

7.38%

Stokes

44,711

58,073

29.89%

Surry

71,216

88,514

24.29%

Wake

(Raleigh)

627,866

1,367,176

117.75%

Yadkin

36,348

48,441

33.27%

TOTAL

2,902,020

4,868,807

67.77%

NC Growth Projections

Common Stock: SCMF

www.smallenoughtocare.com

High Growth County

Medium Growth County

Low Growth County

Based on Raymond James’ Projected Economic Indicator Change ’06-’11, which measures prospective wealth creation using changes in population and median household income

County With Southern
Community Branch

Incentive for commercial/retail bankers

Focused campaigns

Deposit specialist

Targeting

Business banking

Changing our funding mix

Deposit Initiatives

Common Stock: SCMF

www.smallenoughtocare.com

Total Deposits (in thousands)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2002
2003
2004
2005
2006
Non-Interest Bearing (DDAs)
Interest Bearing (Money Mkt, NOW, Savings)
CDs

Southern Community
FINANCIAL CORPORATION

11.8%

11.7%

9.0%

9.3%

33.5%

27.9%

31.1%

25.8%

54.7%

60.4%

59.9%

64.9%

Deposit Portfolio Composition

Common Stock: SCMF

www.smallenoughtocare.com

10.6%

38.4%

51.0%

195,193,246

2,642

TOTAL

0.48

933,196

54

Bank

Southern Bancshares (NC)(NC)

15

0.50

981,868

22

Bank

Bank of Granite Corp. (NC)

14

0.50

985,173

22

Bank

Southern Community Financial (NC)

13

0.52

1,008,173

24

Bank

South Financial Group Inc. (SC)

12

0.53

1,030,534

26

Bank

Capital Bank Corp. (NC)

11

0.57

1,113,545

67

Bank

Fidelity Bancshares (NC) Inc. (NC)

10

0.72

1,406,420

44

Bank

FNB United Corp. (NC)

9

0.76

1,484,025

61

Bank

First Bancorp (NC)

8

1.52

2,966,778

61

Bank

First Charter Corp. (NC)

7

3.88

7,581,371

183

Bank

Royal Bank of Canada

6

4.04

7,879,489

200

Bank

SunTrust Banks Inc. (GA)

5

5.12

9,991,589

285

Bank

First Citizens BancShares Inc. (NC)

4

12.95

25,282,187

348

Bank

BB&T Corp. (NC)

3

14.34

27,993,418

202

Bank

Bank of America Corp. (NC)

2

41.73

81,455,833

331

Bank

Wachovia Corp. (NC)

1

2006 Total
Market
Share (%)

2006 Total
Deposits in
Market ($000)

2006
Number of
Branches

Type

    Institution

2006
Rank

Market Share – NC Statewide

Common Stock: SCMF

www.smallenoughtocare.com

Non-Retail branches not included

Source: SNL Financial, Inc. (as of June 30, 2006)

41,643,378

679

TOTAL

0.68

284,555

6

Bank

Crescent Financial Corp. (NC)

15

0.82

339,790

8

Bank

Capital Bank Corp. (NC)

14

1.08

450,477

1

Bank

Paragon Commercial Corp. (NC)

13

1.08

450,803

11

Bank

Yadkin Valley Financial (NC)

12

1.10

456,905

29

Bank

Fidelity Bancshares (NC) Inc. (NC)

11

1.16

481,551

7

Bank

FNB Financial Services Corp. (NC)

10

1.20

501,573

8

Bank

High Point Bank Corp. (NC)

9

1.46

609,051

9

Bank

Piedmont FS&LA (NC)

8

2.37

985,173

22

Bank

Southern Community Financial (NC)

7

3.93

1,638,535

38

Bank

Royal Bank of Canada

6

6.45

2,686,550

73

Bank

First Citizens BancShares Inc. (NC)

5

6.84

2,847,762

76

Bank

SunTrust Banks Inc. (GA)

4

7.57

3,152,737

65

Bank

Bank of America Corp. (NC)

3

27.06

11,267,583

74

Bank

BB&T Corp. (NC)

2

28.55

11,887,694

109

Bank

Wachovia Corp. (NC)

1

2006 Total
Market
Share (%)

2006 Total
Deposits in
Market ($000)

2006
Number of
Branches

Type

    Institution

2006
Rank

Market Share – Our Markets

Common Stock: SCMF

www.smallenoughtocare.com

Non-Retail branches not included

Source: SNL Financial, Inc. (as of June 30, 2006)

In Millions of Dollars except per share

Financial Profile

Common Stock: SCMF

www.smallenoughtocare.com

* Reflects impact of investment portfolio restructure

2006

2005

2004

2003

2002

Total Assets

$1,436

$1,288

$1,223

$799

$612

Total Loans

1,033

869

796

520

422

Deposits

1,025

942

846

575

449

Equity

136

135

137

51

48

Net Income

4.2

*

7.7

8.1

3.6

3.2

EPS

0.24

*

0.42

0.45

0.39

0.35

Book Value Per Share

7.83

7.66

7.68

5.65

5.41

Tangible Book Value Per Share

4.87

4.71

4.73

5.65

5.41

Key Financial Ratios

Common Stock: SCMF

www.smallenoughtocare.com

* Reflects impact of investment portfolio restructure

2006

2005

2004

2003

2002

Net Interest Margin

3.30

%

3.20

%

3.26

%

3.22

%

3.34

%

Net Interest Spread

2.92

2.86

3.03

3.00

3.02

Non Int. Income / Total Rev

8.28

*

16.18

18.73

19.27

18.35

ROAA

0.31

*

0.60

0.69

0.51

0.58

ROAE

3.11

*

5.67

6.21

7.31

7.24

ROTE

5.05

*

9.21

10.13

7.31

7.24

Non Int. Exp. / Avg Assets

2.62

*

2.44

2.36

2.63

2.66

Efficiency Ratio

80.64

*

71.01

64.86

70.2

69.05

LLR/Loans

1.26

1.36

1.57

1.40

1.50

NPAs to Total Assets

0.25

0.13

0.27

0.13

0.36

C&I
17%
Construction
21%
Consumer
2%
Residential
Mortgage
28%
Commercial
Mortgage
32%

Southern Community
FINANCIAL CORPORATION

At December 31, 2006:

Approximately 58% Floating

Loan Portfolio Composition

Common Stock: SCMF

www.smallenoughtocare.com

Corporate/
Other
7%
Municipals
4%
Agencies
60%
MBS
29%

Southern Community
FINANCIAL CORPORATION

At December 31, 2006:

Total Dollars = Approximately $255 million

Average Yield = 4.38%

% of Assets = 17.8%

Investment Portfolio Composition

Common Stock: SCMF

www.smallenoughtocare.com

SNL Bank $1B-$5B
SCMF
Russell 3000
NASDAQ Bank
115%
110%
105%
100%
95%
90%
1/30/06
3/30/06
5/30/06
7/30/06
9/30/06
11/30/06
1/30/07

Initial investors have seen a return of 2.83
times their investment, or a CAGR of 12.5%

Market Performance (Last 12 Months)

Common Stock: SCMF

www.smallenoughtocare.com

Wachovia – Target customer is larger

Bank of America – National Retail Strategy

SunTrust – Less local decision making in our markets

Royal Bank of Canada / Centura – Focused internally

BB&T – Focused internally

Consolidation Creates Opportunity

Common Stock: SCMF

www.smallenoughtocare.com

Focus And Strategy

Common Stock: SCMF

www.smallenoughtocare.com

Expand market through de novo locations or accretive acquisitions

Diversify our revenue

Expand mortgage operations

Build our wealth management division

Leverage commercial bank loans & relationships

Leverage infrastructure & people

Enhance profitability

Build core deposit base

Build annuitized income

Expense control

Improve margins

Desire and commitment

Depth and breadth of our services

Strength of commercial and construction services

Proven ability to grow revenue, deposits and loans

Market footprint and position in NC

Infrastructure

Soundness

Our people/culture

Why Southern Community Is Different

Common Stock: SCMF

www.smallenoughtocare.com

NASDAQ: SCMF

www.smallenoughtocare.com